UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

PROSOMNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5675 Gibraltar Dr. Pleasanton, CA	94588
(Address of principal executive offices)	(Zip Code)

(844) 537-5337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA	The Nasdaq Stock Market LLC (1)
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW	The Nasdaq Stock Market LLC (1)

(1) On April 24, 2024, the Nasdaq Stock Market LLC filed a Form 25 to delist the Company’s common stock and warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. Effective April 18, 2024, the Company’s common stock and warrants have been traded on the over-the-counter market under the symbols “OSAP” and “OSAPW”, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 29, 2024, ProSomnus, Inc. (the “Company”) issued and sold to certain existing ProSomnus investors an additional $2,000,000 aggregate principal amount of the Company’s Senior Secured Convertible Notes due December 6, 2025 (the “Additional Notes”) related to that certain Indenture, dated December 6, 2022, as supplemented by the First Supplemental Indenture entered into on June 29, 2023 (the “First Supplemental Indenture”) and the Second Supplemental Indenture entered into on September 20, 2023 (the “Second Supplemental Indenture”), by and among the Company, ProSomnus Holdings, Inc. and ProSomnus Sleep Technologies, Inc., as guarantors (the “Subsidiary Guarantors”), and Wilmington Trust, National Association, as trustee and collateral agent (as so supplemented, the “Indenture”). The Company previously issued $2,000,000 aggregate principal amount of Additional Notes on April 19, 2024. In connection with the issuance of the Additional Notes, the Company entered into agreements with certain of the holders of its other series of existing convertible notes, including the holders of the Existing Notes (as defined below) to, among other things, consent to the issuance of such Additional Notes.

Subject to certain modifications, the terms of the Additional Notes are substantially identical to the Company’s Senior Secured Convertible Notes due December 6, 2025 previously issued under the Indenture (the “Existing Notes”). The Additional Notes bear interest at a rate of 9% per annum and interest on the Additional Notes is payable in cash quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2024. Consistent with the terms of the Existing Notes, the Additional Notes will mature on December 6, 2025, subject to earlier conversion, redemption or repurchase, are guaranteed by the Subsidiary Guarantors and are secured, on a pari passu first lien basis with the Existing Notes and the Company’s Senior Secured Convertible Exchange Notes due December 6, 2025 issued on October 11, 2023, by substantially all of the tangible and intangible assets (other than certain excluded assets) of the Company and the Subsidiary Guarantors, as set forth in the Senior Security Agreement, dated December 6, 2022, by and among the Company, the Subsidiary Guarantors and Wilmington Trust, National Association, as collateral agent.

The description of the Additional Notes is qualified in its entirety by reference to the text of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, and the Additional Notes, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, respectively, and are incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on the Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2024, the Nasdaq Stock Market LLC (“Nasdaq”) has suspended the trading of the common stock and warrants of the Company, because the Company was not in compliance with Nasdaq’s minimum market value of listed securities of $50,000,000, Nasdaq’s minimum market value of publicly held shares of $15,000,000, or Nasdaq’s minimum bid price requirement of $1.00, each of which was required for continued listing on Nasdaq. The Company’s securities were suspended from trading on Nasdaq on April 18, 2024 and have not traded on Nasdaq since that time.

On April 25, 2024, Nasdaq filed a Form 25 with the SEC notifying the SEC of Nasdaq’s determination to remove the Company’s securities from listing on Nasdaq. The delisting will become effective ten days after the Form 25 was filed.

The Company’s common stock and warrants have been traded on the over-the-counter market under the symbols “OSAP” and “OSAPW”, respectively, following the suspension from Nasdaq. The Company expects that the final delisting action by Nasdaq will have no practical effect on the trading of its securities on the over-the-counter market.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offering of the Additional Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Additional Notes was made in reliance on an exemption from registration under the Securities Act pursuant to Section 4(a)(2) promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of December 6, 2022, by and among ProSomnus, Inc., ProSomnus Holdings, Inc. and ProSomnus Sleep Technologies, Inc., as guarantors, and Wilmington Trust, National Association (previously filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K dated December 13, 2022 and incorporated herein by reference)
4.2	First Supplemental Indenture, dated as of June 29, 2023, by and among ProSomnus, Inc., ProSomnus Holdings, Inc. and ProSomnus Sleep Technologies, Inc., as guarantors, and Wilmington Trust, National Association (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 30, 2023 and incorporated herein by reference)
4.3	Second Supplemental Indenture, dated as of September 20, 2023, by and among ProSomnus, Inc., ProSomnus Holdings, Inc. and ProSomnus Sleep Technologies, Inc., as guarantors, and Wilmington Trust, National Association (previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated September 21, 2023 and incorporated herein by reference)
4.4	Form of Senior Secured Convertible Note Due December 6, 2025 (previously filed as exhibit 4.4 on the Company’s Current Report on Form 8-K dated April 19, 2024 and incorporated herein by reference)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2024	PROSOMNUS, INC.

	By:	/s/ Brian B. Dow
	Name:	Brian B. Dow
	Title:	Chief Financial Officer